EXECUTION COPY


______________________________
______________________________
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PHARMAXIS LTD.



AND


THE BANK OF NEW YORK


As Depositary


AND


OWNERS AND HOLDERS OF
AMERICAN DEPOSITARY
RECEIPTS



Deposit Agreement



Dated as of November 12, 2004


______________________________
______________________________
____________


TABLE OF CONTENTS

                ARTICLE
1.DEFINITIONS.	1
SECTION 1.01AMERICAN DEPOSITARY
SHARES.	1
              SECTION 1.02
	CHE
SS	1
              SECTION 1.03
	COM
MISSION.	1
              SECTION 1.04
	COM
PANY.	2
              SECTION 1.05
	CUST
ODIAN.	2
              SECTION 1.06
	DEPO
SIT AGREEMENT	2
SECTION 1.07
DEPOSIT, DELIVER,
EXECUTE, ISSUE,
REGISTER, SURRENDER,
TRANSFER, WITHDRAW
OR CANCEL.	2
              SECTION 1.08
	DEP
OSITARY; CORPORATE TRUST OFFICE. 2
              SECTION 1.09
	DEP
OSITED SECURITIES.	2
              SECTION 1.10
	DOL
LARS.	2
              SECTION 1.11
	FORE
IGN REGISTRAR.	2
              SECTION 1.12
	OWN
ER.	3
              SECTION 1.13
	RECE
IPTS.	3
              SECTION 1.14
	REGI
STRAR.	3
              SECTION 1.15
	REST
RICTED SECURITIES.	3
              SECTION 1.16
	SECT
ION; ARTICLE.	3
              SECTION 1.17
	SECU
RITIES ACT OF 1933.	3
              SECTION 1.18
	SHA
RES.	3
ARTICLE 2.	FORM
OF RECEIPTS,
DEPOSIT OF SHARES,
EXECUTION AND
DELIVERY,
TRANSFER AND
SURRENDER OF
RECEIPTS.	4
              SECTION 2.01	FORM
AND TRANSFERABILITY OF RECEIPTS.	4
              SECTION 2.02
	DEPO
SIT OF SHARES.	4
              SECTION 2.03
	EXEC
UTION AND DELIVERY OF RECEIPTS.	5
              SECTION 2.04
	TRAN
SFER OF RECEIPTS; COMBINATION AND
SPLIT-UP OF RECEIPTS.	6
              SECTION 2.05
	SURR
ENDER OF RECEIPTS AND WITHDRAWAL OF
SHARES.	6
SECTION
2.06LIMITATIONS ON
EXECUTION AND
DELIVERY, TRANSFER
AND SURRENDER OF
RECEIPTS.	7
SECTION 2.07	LOST
RECEIPTS, ETC.	8
              SECTION 2.08
	CANC
ELLATION AND DESTRUCTION OF
SURRENDERED RECEIPTS.	8
              SECTION 2.09
	PRE-
RELEASE OF RECEIPTS.	8
              ARTICLE 3.
	CERTAI
N OBLIGATIONS OF OWNERS AND
HOLDERS OF RECEIPTS.	9
              SECTION 3.01
	FILIN
G PROOFS, CERTIFICATES AND OTHER
INFORMATION.	9
              SECTION 3.02
	LIABI
LITY OF OWNER FOR TAXES.	9
              SECTION 3.03
	WAR
RANTIES ON DEPOSIT OF SHARES.	9
              ARTICLE 4.	THE
DEPOSITED SECURITIES.	10
SECTION 4.01CASH DISTRIBUTIONS. 10
              SECTION 4.02
	DIST
RIBUTIONS OTHER THAN CASH, SHARES
OR RIGHTS.	10
              SECTION 4.03
	DIST
RIBUTIONS IN SHARES.	11
              SECTION 4.04
	RIGH
TS.	11
              SECTION 4.05
	CONV
ERSION OF FOREIGN CURRENCY.	13
              SECTION 4.06
	FIXIN
G OF RECORD DATE.	13
              SECTION 4.07
	VOTI
NG OF DEPOSITED SECURITIES.	14
              SECTION 4.08
	CHAN
GES AFFECTING DEPOSITED SECURITIES 14
              SECTION 4.09
	REPO
RTS.	15
              SECTION 4.10	LISTS
OF OWNERS.	15
              SECTION 4.11
	WITH
HOLDING.	15
              ARTICLE 5.	THE
DEPOSITARY, THE CUSTODIANS AND
THE COMPANY.	15
              SECTION 5.01
	MAIN
TENANCE OF OFFICE AND TRANSFER BOOKS
BY THE DEPOSITARY.	15

SECTION
5.02PREVENTION OR
DELAY IN
PERFORMANCE BY THE
DEPOSITARY OR THE
COMPANY.	16
              SECTION 5.03
	OBLI
GATIONS OF THE DEPOSITARY, THE
CUSTODIAN AND THE COMPANY.	17
              SECTION 5.04
	RESIG
NATION AND REMOVAL OF THE
DEPOSITARY.	17
              SECTION 5.05	THE
CUSTODIANS.	18
              SECTION 5.06
	NOTI
CES AND REPORTS.	19
              SECTION 5.07
	DIST
RIBUTION OF ADDITIONAL SHARES, RIGHTS,
ETC.	19
              SECTION 5.08
	INDE
MNIFICATION.	19
              SECTION 5.09
	CHAR
GES OF DEPOSITARY.	20
              SECTION 5.10
	RETE
NTION OF DEPOSITARY DOCUMENTS.	21
              SECTION 5.11
	EXCL
USIVITY.	21
              SECTION 5.12	LIST
OF RESTRICTED SECURITIES OWNERS.	21
              ARTICLE 6.
	AMEND
MENT AND TERMINATION.	21
              SECTION 6.01
	AME
NDMENT.	21
              SECTION 6.02
	TERM
INATION.	22
              ARTICLE 7.
	MISCEL
LANEOUS.	22
              SECTION 7.01
	COUN
TERPARTS.	22
              SECTION 7.02	NO
THIRD PARTY BENEFICIARIES.	23
              SECTION 7.03
	SEVE
RABILITY.	23
              SECTION 7.04
	OWN
ERS AND HOLDERS AS PARTIES; BINDING
EFFECT.	23
              SECTION 7.05
	NOTI
CES.	23
SECTION
7.06SUBMISSION TO
JURISDICTION;
APPOINTMENT OF
AGENT FOR SERVICE OF
PROCESS.	24
              SECTION 7.07
	WAIV
ER OF IMMUNITIES.	24
              SECTION 7.08
	GOVE
RNING LAW.	24




DEPOSIT AGREEMENT
            DEPOSIT
AGREEMENT dated as of
November 12, 2004, among
Pharmaxis Ltd., incorporated under
the laws of the Commonwealth of
Australia (herein called the
Company), THE BANK OF NEW
YORK, a New York banking
corporation (herein called the
Depositary), and all Owners and
holders from time to time of American
Depositary Receipts issued hereunder.

W I T N E S S E T H :
            WHEREAS, the
Company desires to provide, as
hereinafter set forth in this Deposit
Agreement, for the deposit of Shares
(as hereinafter defined) of the
Company from time to time with the
Depositary or with the Custodian (as
hereinafter defined) as agent of the
Depositary for the purposes set forth
in this Deposit Agreement, for the
creation of American Depositary
Shares representing the Shares so
deposited and for the execution and
delivery of American Depositary
Receipts evidencing the American
Depositary Shares; and

            WHEREAS, the
American Depositary Receipts are to
be substantially in the form of Exhibit
A annexed hereto, with appropriate
insertions, modifications and
omissions, as hereinafter provided in
this Deposit Agreement;

            NOW,
THEREFORE, in consideration of
the premises, it is agreed by and
between the parties hereto as follows:
ARTICLE 1.
DEFINITIONS.
            The following
definitions shall for all purposes,
unless otherwise clearly indicated,
apply to the respective terms used in
this Deposit Agreement:
 SECTION 1.01	American
Depositary Shares.
            The term "American
Depositary Shares" shall mean the
securities representing the interests
in the Deposited Securities and
evidenced by the Receipts issued
hereunder. Each American
Depositary Share shall represent the
number of Shares specified in
Exhibit A annexed hereto, until there
shall occur a distribution upon
Deposited Securities covered by
Section 4.03 or a change in
Deposited Securities covered by
Section 4.08 with respect to which
additional Receipts are not executed
and delivered, and thereafter
American Depositary Shares shall
evidence the amount of Shares or
Deposited Securities specified in
such Sections.
 SECTION 1.02	CHESS
            The term "CHESS"
shall mean the Clearing House
Electronic Subregister System.
 SECTION 1.03	Commission.
            The term
"Commission" shall mean the
Securities and Exchange Commission
of the United States or any successor
governmental agency in the United
States.
 SECTION 1.04	Company.
            The term "Company"
shall mean Pharmaxis Ltd. (ACN 082
811 630), incorporated under the laws
of the Commonwealth of Australia,
and its successors.
 SECTION 1.05	Custodian.
            The term "Custodian"
shall mean the principal Australia
office of HongKong Bank of
Australia, the principal Melbourne,
Victoria, Australia office of
Australia and New Zealand Banking
Group Limited and the principal
Melbourne, Victoria, Australia office
of the National Australia Bank
Limited, each as agent of the
Depositary for the purposes of this
Deposit Agreement, and any other
firm or corporation which may
hereafter be appointed by the
Depositary pursuant to the terms of
Section 5.05, as substitute or
additional custodian or custodians
hereunder, as the context shall
require and shall also mean all of
them collectively.
 SECTION 1.06	Deposit
Agreement
            The term "Deposit
Agreement" shall mean this
Agreement, as the same may be
amended from time to time in
accordance with the provisions hereof.
SECTION 1.07	deposit, deliver,
execute, issue,
register,
surrender,
transfer, withdraw
or cancel.
            The terms "deposit",
"deliver", "execute", "issue",
"register", "surrender", "transfer",
"withdraw" or "cancel", when used
with respect to Shares, shall refer,
where the context requires, to an entry
or entries or an electronic transfer or
transfers in an account or accounts
maintained by institutions authorized
under Australian law to effect
transfers of securities and not to the
physical transfer of certificates
representing the Shares.
 SECTION 1.08	Depositary;
Corporate Trust Office.
            The term "Depositary"
shall mean The Bank of New York, a
New York banking corporation and
any successor as depositary hereunder.
 The term "Corporate Trust Office",
when used with respect to the
Depositary, shall mean the office of
the Depositary which at the date of
this Agreement is 101 Barclay Street,
New York, New York 10286.
 SECTION 1.09	Deposited
Securities.
            The term "Deposited
Securities" as of any time shall mean
Shares at such time deposited or
deemed to be deposited under this
Deposit Agreement and any and all
other securities, property and cash
received by the Depositary or the
Custodian in respect thereof and at
such time held hereunder, subject as to
cash to the provisions of Section 4.05.
 SECTION 1.10	Dollars.
            The term "Dollars"
shall mean United States dollars.
 SECTION 1.11	Foreign Registrar.
            The term "Foreign
Registrar" shall mean the entity that
presently carries out the duties of
registrar for the Shares or any
successor as registrar for the Shares
and any other appointed agent of the
Company for the transfer and
registration of Shares or if no such
agent is so appointed and acting, the
Company.
 SECTION 1.12	Owner.
            The term "Owner"
shall mean the person or persons in
whose name a Receipt is registered on
the books of the Depositary
maintained for such purpose.
 SECTION 1.13	Receipts.
            The term "Receipts"
shall mean the American Depositary
Receipts issued hereunder evidencing
American Depositary Shares.
 SECTION 1.14	Registrar.
            The term "Registrar"
shall mean any bank or trust company
having an office in the Borough of
Manhattan, The City of New York,
which shall be appointed to register
Receipts and transfers of Receipts as
herein provided.
 SECTION 1.15	Restricted
Securities.
            The term "Restricted
Securities" shall mean Shares, or
Receipts representing such Shares,
which are acquired directly or
indirectly from the Company or any
affiliate (as defined in Rule 144 under
the Securities Act of 1933) in a
transaction or chain of transactions not
involving any public offering, or
which are held by an officer, director
(or persons performing similar
functions) or other affiliate of the
Company, or which would require
registration under the Securities Act in
connection with the offer and sale
thereof in the United States, or which
are subject to other restrictions on sale
or deposit under the laws of the
United States or Australia, or under a
shareholder agreement or the
Company's Constitution.
 SECTION 1.16	Section; Article.
            Wherever references
are made in this Deposit Agreement
to a "Section" or "Sections" or to an
"Article" or "Articles", such
references shall mean a section or
sections or an article or articles of
this Deposit Agreement, unless the
context otherwise requires.
 SECTION 1.17	Securities Act of
1933.
            The term "Securities
Act of 1933" shall mean the United
States Securities Act of 1933, as from
time to time amended.
 SECTION 1.18	Shares.
            The term "Shares"
shall mean ordinary shares in
registered form of the Company,
without par value, heretofore validly
issued and outstanding and fully paid,
nonassessable and free of any pre-
emptive rights of the holders of
outstanding Shares or hereafter validly
issued and outstanding and fully paid,
nonassessable and free of any pre-
emptive rights of the holders of
outstanding Shares.
ARTICLE 2.
FORM OF RECEIPTS, DEPOSIT
OF SHARES, EXECUTION AND
DELIVERY,
TRANSFER AND SURRENDER
OF RECEIPTS.
 SECTION 2.01	Form and
Transferability of Receipts.
            Definitive Receipts
shall be substantially in the form set
forth in Exhibit A annexed to this
Deposit Agreement, with appropriate
insertions, modifications and
omissions, as hereinafter provided.
No Receipt shall be entitled to any
benefits under this Deposit Agreement
or be valid or obligatory for any
purpose, unless such Receipt shall
have been executed by the Depositary
by the manual signature of a duly
authorized signatory of the
Depositary; provided, however, that
such signature may be a facsimile if a
Registrar for the Receipts shall have
been appointed and such Receipts are
countersigned by the manual signature
of a duly authorized officer of the
Registrar.  The Depositary shall
maintain books on which each Receipt
so executed and delivered as
hereinafter provided and the transfer
of each such Receipt shall be
registered.  Receipts bearing the
manual or facsimile signature of a
duly authorized signatory of the
Depositary who was at any time a
proper signatory of the Depositary
shall bind the Depositary,
notwithstanding that such signatory
has ceased to hold such office prior to
the execution and delivery of such
Receipts by the Registrar or did not
hold such office on the date of
issuance of such Receipts.

            The Receipts may be
endorsed with or have incorporated in
the text thereof such legends or
recitals or modifications not
inconsistent with the provisions of this Deposit Agreement as may be required by the Depositary or required by the Depositary or the Company to comply with any applicable law or regulations thereunder or with the rules and regulations of any securities exchange or automated quotation system, including without limitation, the NASDAQ National Market, upon which American Depositary Shares may be listed or quoted or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular
Receipts are subject by reason of the
date of issuance of the underlying
Deposited Securities or otherwise.

            Title to a Receipt (and
to the American Depositary Shares
evidenced thereby), when properly
endorsed or accompanied by proper
instruments of transfer, shall be
transferable by delivery with the same
effect as in the case of a negotiable
instrument under the laws of New
York; provided, however, that the
Depositary and the Company,
notwithstanding any notice to the
contrary, may treat the Owner thereof
as the absolute owner thereof for the
purpose of determining the person
entitled to distribution of dividends or
other distributions or to any notice
provided for in this Deposit
Agreement and for all other purposes,
and neither the Depositary nor the
Company shall have any obligation or
be subject to any liability under this
Deposit Agreement to any holder of a
Receipt unless such holder is the
Owner thereof.
 SECTION 2.02	Deposit of Shares.
            Subject to the terms
and conditions of this Deposit
Agreement, Shares or evidence of
rights to receive Shares may be
deposited by delivery thereof (which
may include delivery by electronic
transfer through the facilities of
CHESS or otherwise) to any
Custodian hereunder, accompanied by
any appropriate instrument or
instruments of transfer, or
endorsement, in form satisfactory to
the Custodian, together with all such
certifications and payments as may be
required by the Depositary or the
Custodian in accordance with the
provisions of this Deposit Agreement,
and, if the Depositary requires,
together with a written order directing
the Depositary to execute and deliver
to, or upon the written order of, the
person or persons stated in such order,
a Receipt or Receipts for the number
of American Depositary Shares
representing such deposit.  No Share
shall be accepted for deposit unless
accompanied by evidence satisfactory
to the Depositary that any necessary
approval has been granted by any
governmental body in the
Commonwealth of Australia, if any,
which is then performing the function
of the regulation of currency
exchange.  If required by the
Depositary, Shares presented for
deposit at any time, whether or not the
transfer books of the Company or the
Foreign Registrar, if applicable, are
closed, shall also be accompanied by
an agreement or assignment, or other
instrument satisfactory to the
Depositary, which will provide for the
prompt transfer to the Custodian of
any dividend, or right to subscribe for
additional Shares or to receive other
property which any person in whose
name the Shares are or have been
recorded may thereafter receive upon
or in respect of such deposited Shares,
or in lieu thereof, such agreement of
indemnity or other agreement as shall
be satisfactory to the Depositary.

            At the request, risk and
expense of any person proposing to
deposit Shares or evidence of rights to
receive Shares, and for the account of
such person, the Depositary may
receive Shares to be deposited (by
electronic transfer through the
facilities of CHESS or otherwise),
documents of title thereto or evidence
that irrevocable instructions have been
given to cause the transfer of such
Shares to the account of any
Custodian, together with the other
instruments and payments herein
specified, for the purpose of
forwarding such documents of title or
such other instruments evidencing title
as may be required under the
Company's Constitution or applicable
law or regulation and evidence to the
Custodian for deposit hereunder.

            Upon each delivery to
a Custodian of Shares to be deposited
hereunder by electronic transfer
through the facilities of CHESS or
otherwise (or other Deposited
Securities pursuant to Section 4.02,
4.03 or 4.08), together with the other
documents and payments specified
above, if any, such Custodian shall, as
soon as registration of transfer can be
accomplished, present such
documents of title or other instruments
evidencing title as may be required
under the Company's Constitution or
applicable law or regulation to the
Company or the Foreign Registrar,
electronically or otherwise, if
applicable, for registration of transfer of the Shares being deposited in the name of the Depositary or its nominee or such Custodian or its nominee.

            Deposited Securities
shall be held by the Depositary or by a
Custodian for the account and to the
order of the Depositary or at such
other place or places as the Depositary
shall determine.
 SECTION 2.03	Execution and
Delivery of Receipts.
            Upon receipt by any
Custodian of any deposit pursuant to
Section 2.02 hereunder (and in
addition, if the transfer books of the
Company or the Foreign Registrar, if
applicable, are open, the Depositary
may in its sole discretion require a
proper acknowledgment or other
evidence from the Company that any
Deposited Securities have been
recorded upon the books of the
Company or the Foreign Registrar,
electronically or otherwise, if
applicable, in the name of the
Depositary or its nominee or such
Custodian or its nominee), together
with the other documents required as
specified above, such Custodian
shall notify the Depositary of such
deposit and the person or persons to
whom or upon whose written order a
Receipt or Receipts are deliverable
in respect thereof and the number of
American Depositary Shares to be
evidenced thereby.  Such notification
shall be made by letter or, at the
request, risk and expense of the
person making the deposit, by cable,
telex or facsimile transmission.
Upon receiving such notice from
such Custodian, or upon the receipt
of Shares by the Depositary, the
Depositary, subject to the terms and
conditions of this Deposit
Agreement, shall execute and deliver
at its Corporate Trust Office, to or
upon the order of the person or
persons entitled thereto, a Receipt or
Receipts, registered in the name or
names and evidencing any
authorized number of American
Depositary Shares requested by such
person or persons, but only upon
payment to the Depositary of the
fees and expenses of the Depositary
for the execution and delivery of
such Receipt or Receipts as provided
in Section 5.09, and of all taxes and
governmental charges and fees
payable in connection with such
deposit and the transfer of the
Deposited Securities.
 SECTION 2.04	Transfer of
Receipts; Combination and Split-up of
Receipts.
            The Depositary,
subject to the terms and conditions of
this Deposit Agreement, shall register
transfers of Receipts on its transfer
books from time to time, upon any
surrender of a Receipt, by the Owner
in person or by a duly authorized
attorney, properly endorsed or
accompanied by proper instruments of
transfer, and duly stamped as may be
required by the laws of the State of
New York and of the United States of
America.  Thereupon the Depositary
shall execute a new Receipt or
Receipts evidencing the same
aggregate number of American
Depositary Shares as were evidenced
by the Receipts surrendered and
deliver the same to or upon the order
of the person entitled thereto.

            The Depositary,
subject to the terms and conditions of
this Deposit Agreement, shall upon
surrender of a Receipt or Receipts for
the purpose of effecting a split-up or
combination of such Receipt or
Receipts, execute and deliver a new
Receipt or Receipts for any authorized
number of American Depositary
Shares requested, evidencing the same
aggregate number of American
Depositary Shares as the Receipt or
Receipts surrendered.

            The Depositary may
appoint one or more co-transfer agents
for the purpose of effecting transfers,
combinations and split-ups of Receipts
at designated transfer offices on behalf
of the Depositary. In carrying out its
functions, a co-transfer agent may
require evidence of authority and
compliance with applicable laws and
other requirements by Owners or
persons entitled to Receipts and will
be entitled to protection and indemnity
to the same extent as the Depositary.
 SECTION 2.05	Surrender of
Receipts and Withdrawal of Shares.
            Upon surrender at the
Corporate Trust Office of the
Depositary of a Receipt for the
purpose of withdrawal of the
Deposited Securities represented by
the American Depositary Shares
evidenced by such Receipt, and upon
payment of the fee of the Depositary
for the surrender of Receipts as
provided in Section 5.09 and payment
of all taxes and governmental charges
payable in connection with such
surrender and withdrawal of the
Deposited Securities, and subject to
the terms and conditions of this
Deposit Agreement, the Owner of
such Receipt shall be entitled to
delivery, to him or upon his order, of
the amount of Deposited Securities at
the time represented by the American
Depositary Shares evidenced by such
Receipt.  Delivery of such Deposited
Securities may be made (a) by
electronic transfer thereof of Shares
through the facilities of CHESS or
otherwise, or delivery of documents
of, or other instruments evidencing,
title as may be required under the
Company's Constitution or applicable
law or regulation, in the name of such
Owner or as ordered by him and (b)
the delivery of any other securities,
property and cash to which such
Owner is then entitled in respect of
such Receipts to such Owner or as
ordered by him.  Such delivery shall
be made, as hereinafter provided,
without unreasonable delay.

            A Receipt surrendered
for such purposes may be required by
the Depositary to be properly
endorsed in blank or accompanied by
proper instruments of transfer in
blank, and if the Depositary so
requires, the Owner thereof shall
execute and deliver to the Depositary
a written order directing the
Depositary to cause the Deposited
Securities being withdrawn to be
delivered (by electronic transfer
through the facilities of CHESS or
otherwise) to or upon the written order
of a person or persons designated in
such order.  Thereupon the Depositary
shall direct the Custodian to deliver
through the facilities of CHESS or by
physical transfer and delivery at the
office of such Custodian, subject to
Sections 2.06, 3.01 and 3.02 and to the
other terms and conditions of this
Deposit Agreement, to or upon the
written order of the person or persons
designated in the order delivered to
the Depositary as above provided, the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt, except that the Depositary
may make delivery to such person or
persons at the Corporate Trust Office
of the Depositary of any dividends or
distributions with respect to the
Deposited Securities represented by
the American Depositary Shares
evidenced by such Receipt, or of any
proceeds of sale of any dividends,
distributions or rights, which may at
the time be held by the Depositary.

            At the request, risk and
expense of any Owner so surrendering
a Receipt, and for the account of such
Owner, the Depositary shall direct the
Custodian to forward any cash or
other property (other than rights)
comprising, and forward by electronic
transfer through the facilities of
CHESS or otherwise documents of, or
other instruments evidencing, title as
may be required under the Company's
Constitution or applicable law or
regulation for, the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt to the
Depositary for delivery at the
Corporate Trust Office of the
Depositary or at such other place as
may be designated by such Owner.
Such direction shall be given by letter
or, at the request, risk and expense of
such Owner, by cable, telex or
facsimile transmission.
SECTION 2.06	Limitations on
Execution and
Delivery, Transfer
and Surrender of
Receipts.
            As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
Custodian or Registrar may require
payment from the depositor of Shares
or the presentor of the Receipt of a
sum sufficient to reimburse it for any
tax or other governmental charge and
any stock transfer or registration fee
with respect thereto (including any
such tax or charge and fee with
respect to Shares being deposited or
withdrawn) and payment of any
applicable fees as herein provided,
may require (a) the production of
proof satisfactory to it as to the
identity and genuineness of any
signature, (b) compliance with any
laws or regulations, relating to
depositary receipts in general or to the withdrawal or sale of Deposited
Securities, (c) delivery of such
certificates as the Company may from
time to time specify in writing to the
Depositary to assure compliance with
the Securities Act of 1933 and rules
and regulations thereunder and (d)
compliance with such reasonable
procedures, if any, as the Depositary
may establish consistent with the
provisions of this Deposit Agreement,
including, without limitation, this
Section 2.06.

            The delivery of
Receipts against deposits of Shares
generally or against deposits of
particular Shares may be suspended,
or the transfer of Receipts in particular
instances may be refused, or the
registration of transfer of outstanding
Receipts generally may be suspended,
during any period when the transfer
books of the Depositary are closed, or
if any such action is deemed necessary
or advisable by the Depositary or the
Company at any time or from time to
time because of any requirement of
law or of any government or
governmental body or commission, or
under any provision of this Deposit
Agreement, or for any other reason,
subject to the provisions of the
following sentence.  Notwithstanding
anything to the contrary in this
Deposit Agreement or the Receipts,
the surrender of outstanding Receipts
and withdrawal of Deposited
Securities may not be suspended
subject only to (i) temporary delays
caused by closing the transfer books
of the Depositary or the Company or
the deposit of Shares in connection
with voting at a shareholders' meeting,
or the payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with any
U.S. or foreign laws or governmental
regulations relating to the Receipts or
to the withdrawal of the Deposited
Securities.  Without limitation of the
foregoing, the Depositary shall not
knowingly accept for deposit under
this Deposit Agreement any Shares
the resale of which is required to be
registered under the provisions of the
Securities Act of 1933, unless a
registration statement is in effect as to
such Shares.
 SECTION 2.07	Lost Receipts, etc.
            In case any Receipt
shall be mutilated, destroyed, lost or
stolen, the Depositary shall execute
and deliver a new Receipt of like tenor
in exchange and substitution for such
mutilated Receipt upon cancellation
thereof, or in lieu of and in
substitution for such destroyed, lost or
stolen Receipt.  Before the Depositary
shall execute and deliver a new
Receipt in substitution for a destroyed,
lost or stolen Receipt, the Owner
thereof shall have (a) filed with the
Depositary (i) a request for such
execution and delivery before the
Depositary has notice that the Receipt
has been acquired by a bona fide
purchaser and (ii) a sufficient
indemnity bond and (b) satisfied any
other reasonable requirements
imposed by the Depositary.
 SECTION 2.08	Cancellation and
Destruction of Surrendered Receipts.
            All Receipts
surrendered to the Depositary shall be
cancelled by the Depositary.
Cancelled Receipts shall not be
entitled to any benefits under this
Deposit Agreement or be valid or
obligatory for any purpose.  The
Depositary is authorized to destroy
Receipts so cancelled.
 SECTION 2.09	Pre-Release of
Receipts.
            Notwithstanding
Section 2.03 hereof, the Depositary
may execute and deliver Receipts
prior to the receipt of Shares pursuant
to Section 2.02 (a "Pre-Release").  The
Depositary may, pursuant to Section
2.05, deliver Shares upon the receipt
and cancellation of Receipts which
have been Pre-Released, whether or
not such cancellation is prior to the
termination of such Pre-Release or the
Depositary knows that such Receipt
has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares in satisfaction of a Pre-
Release.  Each Pre-Release will be (a)
preceded or accompanied by a written
representation from the person to
whom Receipts or Shares are to be
delivered, that such person, or its
customer, owns the Shares or Receipts
to be remitted, as the case may be, (b)
at all times fully collateralized with
cash or such other collateral as the
Depositary deems appropriate, (c)
terminable by the Depositary on not
more than five (5) business days
notice, and (d) subject to such further
indemnities and credit regulations as
the Depositary deems appropriate.
The number of American Depositary
Shares which are outstanding at any
time as a result of Pre-Release will not normally exceed thirty percent (30%) of the Shares deposited hereunder;
provided, however, that the
Depositary reserves the right to
change or disregard such limit from
time to time as it deems appropriate.

            The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.
ARTICLE 3.
CERTAIN OBLIGATIONS OF
OWNERS AND HOLDERS OF
RECEIPTS.
 SECTION 3.01	Filing Proofs,
Certificates and Other Information.
            Any person presenting
Shares for deposit or any Owner or
holder of a Receipt may be required
from time to time to file with the
Depositary or the Custodian such
proof of citizenship or residence,
exchange control approval, evidence
of the number of Shares beneficially
owned or any other matters necessary
or appropriate to evidence compliance
with the Corporations Law of
Australia, the Foreign Acquisitions
and Takeovers Act 1975, the
Constitution of the Company and
exchange control regulations, as
indicated to the Depositary by the
Company, or such information
relating to the registration on the
books of the Company or the Foreign
Registrar, if applicable, to execute
such certificates and to make such
representations and warranties, as the
Depositary may deem necessary or
proper.  The Depositary may withhold
the delivery or registration of transfer
of any Receipt or the distribution of
any dividend or sale or distribution of
rights or of the proceeds thereof or the
delivery of any Deposited Securities
until such proof or other information
is filed or such certificates are
executed or such representations and
warranties made.
 SECTION 3.02	Liability of Owner
for Taxes.
            If any tax or other
governmental charge shall become
payable with respect to any Receipt,
any American Depositary Share or
any Deposited Securities represented
by any American Depositary Share
evidenced by any Receipt, such tax or
other governmental charge shall be
payable by the Owner of such Receipt
to the Depositary.  The Depositary
may refuse to effect any transfer of
such Receipt (or any split up or
combination thereof) or any
withdrawal of Deposited Securities
represented by American Depositary
Shares evidenced by such Receipt
until such payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner thereof any part
or all of the Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt, and may apply such
dividends or other distributions or the
proceeds of any such sale in payment
of such tax or other governmental
charge and the Owner of such Receipt
shall remain liable for any deficiency.
 SECTION 3.03	Warranties on
Deposit of Shares.
            Every person
depositing Shares under this Deposit
Agreement shall be deemed thereby to
represent and warrant that such Shares
and proper evidence of title therefor
are validly issued, fully paid,
nonassessable and free of any
pre-emptive rights of the holders of
outstanding Shares and that the person
making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that the deposit of such
Shares and the sale of Receipts
evidencing American Depositary
Shares representing such Shares by
that person are not restricted under the
Securities Act of 1933.  Such
representations and warranties shall
survive the deposit of Shares and
issuance or cancellation of Receipts.
ARTICLE 4.
THE DEPOSITED SECURITIES.
 SECTION 4.01	Cash Distributions.
            Whenever the
Depositary shall receive any cash
dividend or other cash distribution on
any Deposited Securities, the
Depositary shall, subject to the
provisions of Section 4.05, convert
such dividend or distribution into
Dollars and shall distribute the amount
thus received (net of the fees and
expenses of the Depositary as
provided in Section 5.09, if
applicable) to the Owners entitled
thereto, in proportion to the number of
American Depositary Shares
representing such Deposited Securities
held by them respectively; provided,
however, that in the event that the
Company or the Depositary shall be
required to withhold and does
withhold from such cash dividend or
such other cash distribution an amount
on account of taxes, the amount
distributed to the Owner of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.  The Depositary shall
distribute only such amount, however,
as can be distributed without
attributing to any Owner a fraction of
one cent.  Any such fractional
amounts shall be rounded to the
nearest whole cent and so distributed
to Owners entitled thereto.  The
Company or its agent will remit to the
appropriate governmental agency in
the Commonwealth of Australia all
amounts withheld and owing to such
agency.  The Depositary will forward
to the Company or its agent such
information from its records as the
Company may reasonably request to
enable the Company or its agent to file
necessary reports with governmental
agencies, and the Depositary or the
Company or its agent may file any
such reports necessary to obtain
benefits under the applicable tax
treaties for the Owners of Receipts.
 SECTION 4.02	Distributions
Other Than Cash, Shares or Rights.
            Subject to the
provisions of Section 4.11 and Section
5.09, whenever the Depositary shall
receive any distribution other than a
distribution described in Sections
4.01, 4.03 or 4.04, the Depositary shall
cause the securities or property
received by it to be distributed to the
Owners entitled thereto, after
deduction or upon payment of any
fees and expenses of the Depositary or
any taxes or other governmental
charges, in proportion to the number
of American Depositary Shares
representing such Deposited Securities
held by them respectively, in any
manner that the Depositary may deem
equitable and practicable for
accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners
entitled thereto, or if for any other
reason (including, but not limited to,
any requirement that the Company or
the Depositary withhold an amount on
account of taxes or other
governmental charges or that such
securities must be registered under the
Securities Act of 1933 in order to be
distributed to Owners or holders) the
Depositary deems such distribution
not to be feasible, the Depositary may
adopt such method as it may deem
equitable and practicable for the
purpose of effecting such distribution,
including, but not limited to, the
public or private sale of the securities
or property thus received, or any part
thereof, and the net proceeds of any
such sale (net of the fees and expenses
of the Depositary as provided in
Section 5.09) shall be distributed by
the Depositary to the Owners entitled
thereto, all in the manner and subject
to the conditions described in Section
4.01.
 SECTION 4.03	Distributions in
Shares.
            If any distribution
upon any Deposited Securities
consists of a dividend in, or free
distribution of, Shares, the Depositary
may distribute to the Owners of
outstanding Receipts entitled thereto,
in proportion to the number of
American Depositary Shares
representing such Deposited Securities
held by them respectively, additional
Receipts evidencing an aggregate
number of American Depositary
Shares representing the amount of
Shares received as such dividend or
free distribution, subject to the terms
and conditions of the Deposit
Agreement with respect to the deposit
of Shares and the issuance of
American Depositary Shares
evidenced by Receipts, including the
withholding of any tax or other
governmental charge as provided in
Section 4.11 and the payment of the
fees and expenses of the Depositary as
provided in Section 5.09.  The
Depositary may withhold any such
distribution of Receipts if it has not
received satisfactory assurances from
the Company that such distribution
does not require registration under the
Securities Act of 1933 or is exempt
from registration under the provisions
of such Act.  In lieu of delivering
Receipts for fractional American
Depositary Shares in any such case,
the Depositary shall sell the amount of
Shares represented by the aggregate of
such fractions and distribute the net
proceeds, all in the manner and
subject to the conditions described in
Section 4.01.  If additional Receipts
are not so distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
 SECTION 4.04	Rights.
            In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or any
rights of any other nature, the
Depositary shall have discretion as to
the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available to such
Owners or, if by the terms of such
rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such
Owners, then the Depositary shall
allow the rights to lapse. If at the time of the offering of any rights the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other
Owners, the Depositary may distribute
to any Owner to whom it determines
the distribution to be lawful and
feasible, in proportion to the number
of American Depositary Shares held
by such Owner, warrants or other
instruments therefor in such form as it
deems appropriate.

            In circumstances in
which rights would otherwise not be
distributed, if an Owner of Receipts
requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American
Depositary Shares of such Owner
hereunder, the Depositary will make
such rights available to such Owner
upon written notice from the
Company to the Depositary that (a)
the Company has elected in its sole
discretion to permit such rights to be
exercised and (b) such Owner has
executed such documents as the
Company has determined in its sole
discretion are reasonably required
under applicable law.

            If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment by
such Owner to the Depositary for the
account of such Owner of an amount
equal to the purchase price of the
Shares to be received upon the
exercise of the rights, and upon
payment of the fees and expenses of
the Depositary and any other charges
as set forth in such warrants or other
instruments, the Depositary shall, on
behalf of such Owner, exercise the
rights and purchase the Shares, and
the Company shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant to
Section 2.02 of this Deposit
Agreement, and shall, pursuant to
Section 2.03 of this Deposit
Agreement, execute and deliver
Receipts to such Owner.  In the case
of a distribution pursuant to the
second paragraph of this section, such
Receipts shall be legended in
accordance with applicable U.S. laws,
and shall be subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer under such
laws.

            If the Depositary
determines in its discretion that it is
not lawful and feasible to make such
rights available to all or certain
Owners, it may sell the rights,
warrants or other instruments in
proportion to the number of American
Depositary Shares held by the Owners
to whom it has determined it may not
lawfully or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the fees
and expenses of the Depositary as
provided in Section 5.09 and all taxes
and governmental charges payable in
connection with such rights and
subject to the terms and conditions of
this Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without regard
to any distinctions among such
Owners because of exchange
restrictions or the date of delivery of
any Receipt or otherwise.

            The Depositary will
not offer rights to Owners unless both
the rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act of 1933 with respect to a
distribution to all Owners or are
registered under the provisions of such
Act; provided, that nothing in this
Deposit Agreement shall create, any
obligation on the part of the Company
to file a registration statement under
the Securities Act of 1933 with respect
to such rights or underlying securities
or to endeavor to have such a
registration statement declared
effective or otherwise to register such
rights or securities under any other
applicable laws for any purpose.  If an
Owner of Receipts requests the
distribution of warrants or other
instruments, notwithstanding that
there has been no such registration
under such Act, the Depositary shall
not effect such distribution unless it
has received an opinion from
recognized counsel in the United
States for the Company upon which
the Depositary may rely that such
distribution to such Owner is exempt
from such registration.

            The Depositary shall
not be responsible for any failure to
determine that it may be lawful or
feasible to make such rights available
to Owners in general or any Owner in
particular.
 SECTION 4.05	Conversion of
Foreign Currency.
            Whenever the
Depositary or the Custodian shall
receive foreign currency, by way of
dividends or other distributions or the
net proceeds from the sale of
securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable basis
without regard to any distinctions
among Owners on account of
exchange restrictions, the date of
delivery of any Receipt or otherwise
and shall be net of any expenses of
conversion into Dollars incurred by
the Depositary as provided in Section
5.09.

            If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may deem desirable.

            If at any time the
Depositary shall determine that in its
judgment any foreign currency
received by the Depositary or the
Custodian is not convertible on a
reasonable basis into Dollars
transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the
Depositary may distribute the foreign
currency (or an appropriate document
evidencing the right to receive such
foreign currency) received by the
Depositary to, or in its discretion may
hold such foreign currency uninvested
and without liability for interest
thereon for the respective accounts of,
the Owners entitled to receive the
same.

            If any such conversion
of foreign currency, in whole or in
part, cannot be effected for
distribution to some of the Owners
entitled thereto, the Depositary may in
its discretion make such conversion
and distribution in Dollars to the
extent permissible to the Owners
entitled thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or hold
such balance uninvested and without
liability for interest thereon for the
respective accounts of, the Owners
entitled thereto.
 SECTION 4.06	Fixing of Record
Date.
            Whenever any cash
dividend or other cash distribution
shall become payable or any
distribution other than cash shall be
made, or whenever rights shall be
issued with respect to the Deposited
Securities, or whenever the Depositary
shall receive notice of any meeting of
holders of Shares or other Deposited
Securities, or whenever for any reason
the Depositary causes a change in the
number of Shares that are represented
by each American Depositary Share,
or whenever the Depositary shall find
it necessary or convenient, the
Depositary shall fix a record date (a)
for the determination of the Owners
who shall be (i) entitled to receive
such dividend, distribution or rights or
the net proceeds of the sale thereof,
(ii) entitled to give instructions for the
exercise of voting rights at any such
meeting or (iii) responsible for any fee
assessed by the Depositary pursuant to
this Deposit Agreement, or (b) on or
after which each American Depositary
Share will represent the changed
number of Shares.  Subject to the
provisions of Sections 4.01 through
4.05 and to the other terms and
conditions of this Deposit Agreement,
the Owners on such record date shall
be entitled, as the case may be, to
receive the amount distributable by
the Depositary with respect to such
dividend or other distribution or such
rights or the net proceeds of sale
thereof in proportion to the number of
American Depositary Shares held by
them respectively and to give voting
instructions and to act in respect of
any other such matter.
 SECTION 4.07	Voting of
Deposited Securities.
            Upon receipt of notice
of any meeting of holders of Shares
or other Deposited Securities, if
requested in writing by the
Company, the Depositary shall, as
soon as practicable thereafter, mail
to the Owners a notice, the form of
which notice shall be in the sole
discretion of the Depositary which
shall contain (a) such information as
is contained in such notice of
meeting received by the Depositary
from the Company, and (b) a
statement that the Owners as of the
close of business on a specified
record date will be entitled, subject
to any applicable provision of
Australian law and of the Company's
Constitution and any other
provisions governing the Deposited
Securities, to instruct the Depositary
as to the exercise of the voting
rights, if any, pertaining to the
amount of Shares or other Deposited
Securities represented by their
respective American Depositary
Shares and (c) a statement as to the
manner in which such instructions
may be given.  Upon the written
request of an Owner on such record
date, received on or before the date
established by the Depositary for
such purpose (the "Instruction
Date"), the Depositary shall
endeavor, in so far as practicable, to
vote or cause to be voted the amount
of Shares or other Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.  The
Depositary shall not vote or attempt
to exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other than in
accordance with such instructions.
            There can be no
assurance that Owners generally or
any Owner in particular will receive
the notice described in the preceding
paragraph sufficiently prior to the
Instruction Date to ensure that the
Depositary will vote the Shares or
Deposited Securities in accordance
with the provisions set forth in the
preceding paragraph.
 SECTION 4.08	Changes Affecting
Deposited Securities.
            Upon any change in
nominal value, change in par value,
split-up, consolidation or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation or sale of
assets affecting the Company or to
which it is a party, or upon the
redemption or cancellation by the
Company of the Deposited Securities,
any securities, cash or property which
shall be received by the Depositary or
a Custodian in exchange for, in
conversion of, in lieu of or in respect
of Deposited Securities, shall be
treated as new Deposited Securities
under this Deposit Agreement, and
American Depositary Shares shall
thenceforth represent, in addition to
the existing Deposited Securities, the
right to receive the new Deposited
Securities so received, unless
additional Receipts are delivered
pursuant to the following sentence.  In
any such case the Depositary may
execute and deliver additional
Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited
Securities.

            Immediately upon the
occurrence of any such split-up,
consolidation or any other
reclassification covered by this
Section 4.08 in respect of Deposited
Securities, the Company shall notify
the Depositary in writing of such
occurrence and may instruct the
Depositary to give notice thereof, at
the Company's expense, to Owners in
accordance with Section 5.06 of the
Deposit Agreement.
 SECTION 4.09	Reports.
            The Depositary shall
make available for inspection by
Owners at its Corporate Trust Office
any reports and communications,
including any proxy soliciting
material, received from the Company
which are both (a) received by the
Depositary as the holder of the
Deposited Securities and (b) made
generally available to the holders of
such Deposited Securities by the
Company.  The Depositary shall also,
upon written request, send to the
Owners copies of such reports
furnished by the Company pursuant to
Section 5.06.
 SECTION 4.10	Lists of Owners.
            Promptly upon request
by the Company, the Depositary shall,
at the expense of the Company,
furnish to it a list, as of a recent date,
of the names, addresses and holdings
of American Depositary Shares by all
persons in whose names Receipts are
registered on the books of the
Depositary.
 SECTION 4.11	Withholding.
            In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of American Depositary Shares held by them respectively.

ARTICLE 5.
THE DEPOSITARY, THE
CUSTODIANS AND THE
COMPANY.
 SECTION 5.01	Maintenance of
Office and Transfer Books by the
Depositary.
            Until termination of
this Deposit Agreement in accordance
with its terms, the Depositary shall
maintain in the Borough of
Manhattan, The City of New York,
facilities for the execution and
delivery, registration, registration of
transfers and surrender of Receipts in
accordance with the provisions of this
Deposit Agreement.

            The Depositary shall
keep books, at its Corporate Trust
Office, for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners, provided that such inspection shall not be for the purpose of communicating with
Owners in the interest of a business or
object other than the business of the
Company or a matter related to this
Deposit Agreement or the Receipts.

            The Depositary may
close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder.

            If any Receipts or the
American Depositary Shares
evidenced thereby are listed on one or
more stock exchanges or automated
quotation systems in the United States
(including, without limitation, the
NASDAQ National Market), the
Depositary shall act as Registrar or
appoint a Registrar or one or more
co-registrars for registry of such
Receipts in accordance with any
requirements of such exchange or
exchanges or systems.

 SECTION 5.02	Prevention or
Delay in Performance by the
Depositary or the Company.
            Neither the Depositary
nor the Company nor any of their
respective directors, officers,
employees, agents or affiliates shall
incur any liability to any Owner or
holder or beneficial owner of any
Receipt, (i) if by reason of any
provision of any present or future law
or regulation of the United States,
Australia or any other country, or of
any governmental or regulatory
authority or stock exchange or
automated quotation system
(including without limitation, the
NASDAQ National Market), or by
reason of any provision, present or
future, of the Company's Constitution,
or by reason of any provision of any
securities issued or distributed by the
Company, or any offering or
distribution thereof, or by reason of
any act of God or war or terrorism or
other circumstances beyond its
control, the Depositary or the
Company (or any of their respective
directors, officers, employees, agents
or affiliates) shall be prevented,
delayed or forbidden from, or be
subject to any civil or criminal penalty
on account of, doing or performing
any act or thing which by the terms of
this Deposit Agreement it is provided
shall be done or performed, (ii) by
reason of any non-performance or
delay, caused as aforesaid, in the
performance of any act or thing which
by the terms of this Deposit
Agreement it is provided shall or may
be done or performed, (iii) by reason
of any exercise of, or failure to
exercise, any discretion provided for
in this Deposit Agreement, (iv) for the
inability of any Owner or holder or
beneficial owner to benefit from any
distribution, offering, right or other
benefit which is made available to
holders of Deposited Securities but is
not, under the terms of this Deposit
Agreement, made available to Owners
or holders or beneficial owners, or (v)
for any special, consequential or
punitive damages for any breach of
the terms of this Deposit Agreement.
Where, by the terms of a distribution
pursuant to Sections 4.01, 4.02, or
4.03 of the Deposit Agreement, or an
offering or distribution pursuant to
Section 4.04 of the Deposit
Agreement, or for any other reason,
such distribution or offering may not
be made available to Owners, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and shall
allow any rights, if applicable, to
lapse.
 SECTION 5.03	Obligations of the
Depositary, the Custodian and the
Company.
            The Company, its
directors, officers, employees, agents
and affiliates assume no obligation nor
shall any of them be subject to any
liability under this Deposit Agreement
to Owners or holders or beneficial
owners, except that it agrees to
perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

            The Depositary, its
directors, officers, employees, agents
and affiliates assume no obligation nor
shall any of them be subject to any
liability under this Deposit Agreement
to any Owner or holder or beneficial
owner (including, without limitation,
liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

            Neither the Depositary
nor the Company nor any of their
respective directors, officers,
employees, agents or affiliates shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts on behalf of any Owner or holder or any person.

            Neither the Depositary
nor the Company nor any of their
respective directors, officers,
employees, agents or affiliates shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting
Shares for deposit, any Owner or any
other person believed by it in good
faith to be competent to give such
advice or information.

            The Depositary shall
not be liable for any acts or omissions
made by a successor depositary
whether in connection with a previous
act or omission of the Depositary or in
 connection with any matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary.

            The Depositary shall
not be responsible for any failure to
carry out any instructions to vote any
of the Deposited Securities, or for the
manner in which any such vote is cast
or the effect of any such vote,
provided that any such action or
nonaction is in good faith.

            No disclaimer of
liability under the Securities Act of
1933 is intended by any provision of
this Deposit Agreement.
 SECTION 5.04	Resignation and
Removal of the Depositary.
            The Depositary may at
any time resign as Depositary
hereunder by written notice of its
election so to do delivered to the
Company, such resignation to take
effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
hereinafter provided.

            The Depositary may
at any time be removed by the
Company by 60 days prior written
notice of such removal, to become
effective upon the later of (i) the 60th day after delivery of the notice to the Depositary and (ii) the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

            In case at any time the
Depositary acting hereunder shall
resign or be removed, the Company
shall use its best efforts to appoint a
successor depositary, which shall be a
bank or trust company having an
office in the Borough of Manhattan,
The City of New York.  Every
successor depositary shall execute and
deliver to its predecessor and to the
Company an instrument in writing
accepting its appointment hereunder,
and thereupon such successor
depositary, without any further act or
deed, shall become fully vested with
all the rights, powers, duties and
obligations of its predecessor; but
such predecessor, nevertheless, upon
payment of all sums due it and on the
written request of the Company shall
execute and deliver an instrument
transferring to such successor all
rights and powers of such predecessor
hereunder, shall duly assign, transfer
and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding Receipts. Any such successor depositary shall promptly mail notice of its appointment to the Owners.

            Any corporation into
or with which the Depositary may be
merged or consolidated shall be the
successor of the Depositary without
the execution or filing of any
document or any further act.
 SECTION 5.05	The Custodians.
            The Custodian shall be
subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it. Any
Custodian may resign and be
discharged from its duties hereunder
by notice of such resignation delivered
to the Depositary at least 30 days prior to the date on which such resignation is to become effective. If upon such resignation there shall be no
Custodian acting hereunder, the
Depositary shall, promptly after
receiving such notice, appoint a
substitute custodian or custodians,
each of which shall thereafter be a
Custodian hereunder.  Whenever the
Depositary in its discretion determines
that it is in the best interest of the
Owners to do so, it may appoint a
substitute or additional custodian or
custodians, each of which shall
thereafter be one of the Custodians
hereunder.  Upon demand of the
Depositary any Custodian shall
deliver such of the Deposited
Securities held by it (by electronic
delivery through the facilities of
CHESS or otherwise) as are requested
of it to any other Custodian or such
substitute or additional custodian or
custodians together with all records
maintained by it with respect to the
Deposited Securities.  Each such
substitute or additional custodian shall deliver to the Depositary, forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary.

            Upon the appointment
of any successor depositary hereunder,
each Custodian then acting hereunder
shall forthwith become, without any
further act or writing, the agent
hereunder of such successor
depositary and the appointment of
such successor depositary shall in no
way impair the authority of each
Custodian hereunder; but the
successor depositary so appointed
shall, nevertheless, on the written
request of any Custodian, execute and
deliver to such Custodian all such
instruments as may be proper to give
to such Custodian full and complete
power and authority as agent
hereunder of such successor
depositary.
 SECTION 5.06	Notices and
Reports.
            On or before the first
date on which the Company gives
notice, by publication or otherwise, of
any meeting of holders of Shares or
other Deposited Securities, or of any
adjourned meeting of such holders, or
of the taking of any action in respect
of any cash or other distributions or
the offering of any shareholder rights,
the Company agrees to transmit to the
Depositary and the Custodian a copy
of the notice thereof in the form given
or to be given to holders of Shares or
other Deposited Securities.

            The Company will
arrange for the prompt transmittal by
the Company to the Depositary and
the Custodian of such notices and any
other reports and communications
which are made generally available by
the Company to holders of its Shares.
If requested in writing by the
Company, the Depositary will arrange
for the mailing, at the Company's
expense, of copies of such notices,
reports and communications to all
Owners.  The Company will timely
provide the Depositary with the
quantity of such notices, reports, and
communications, as requested by the
Depositary from time to time, in order
for the Depositary to effect such
mailings.
 SECTION 5.07	Distribution of
Additional Shares, Rights, etc.
            The Company agrees
that in the event of any issuance or
distribution of (1) additional Shares,
(2) rights to subscribe for Shares, (3)
securities convertible into or
exchangeable for Shares, or (4) rights
to subscribe for such securities, (each
a "Distribution") the Company will
promptly furnish to the Depositary a
written opinion from U.S. counsel for
the Company, which counsel shall be
reasonably satisfactory to the
Depositary, stating whether or not the
Distribution requires a registration
statement under the Securities Act of
1933 to be in effect prior to making
such Distribution available to Owners
entitled thereto.  If in the opinion of
such counsel a Registration Statement
is required, such counsel shall furnish
to the Depositary a written opinion as
to whether or not there is a
Registration Statement in effect which
will cover such Distribution.

            The Company agrees
with the Depositary that neither the
Company nor any person controlled
by, controlling or under common
control with the Company will at any
time deposit any Shares, either
originally issued or previously issued
and reacquired by the Company or
any such affiliate, unless a
Registration Statement is in effect as
to such Shares under the Securities
Act of 1933 or an exemption is
provided by the Securities Act of
1933.

 SECTION 5.08	Indemnification.
            The Company agrees
to indemnify the Depositary, its
directors, officers, employees, agents
and affiliates, and any Custodian
against, and hold each of them
harmless from, any liability or
expense (including, but not limited to,
the fees and expenses of counsel)
which may arise out of any
registration with the Commission of
Receipts, American Depositary Shares
or Deposited Securities or the offer or
sale thereof in the United States or out of acts performed or omitted, in accordance with the provisions of this Deposit Agreement and of the
Receipts, as the same may be
amended, modified or supplemented
from time to time, (i) by either the
Depositary or a Custodian or their
respective directors, officers,
employees, agents and affiliates,
except for any liability or expense
arising out of the negligence or bad
faith of any of them, or (ii) by the
Company or any of its directors,
officers, employees, agents and
affiliates.

            The Depositary agrees
to indemnify the Company, its
directors, officers, employees, agents
and affiliates and hold them harmless
from any liability or expense which
may arise out of acts performed or
omitted by the Depositary or its
Custodian their respective directors,
officers, employees, agents and
affiliates due to their negligence or
bad faith.

 SECTION 5.09	Charges of
Depositary.
            The Company agrees
to pay the fees, reasonable expenses
and out-of-pocket charges of the
Depositary and those of any Registrar
only in accordance with agreements in
writing entered into between the
Depositary and the Company from
time to time.  The Depositary shall
present its statement for such charges
and expenses to the Company at least
once every three months.  The charges
and expenses of the Custodian are for
the sole account of the Depositary.

            The following charges
shall be incurred by any party
depositing or withdrawing Shares or
by any party surrendering Receipts or
to whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the
Company or an exchange of stock
regarding the Receipts or Deposited
Securities or a distribution of Receipts pursuant to Section 4.03), or by Owners, as applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company or Foreign Registrar and applicable to transfers of Shares to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 (5) a fee of
$5.00 or less per 100 American
Depositary Shares (or portion thereof)
for the execution and delivery of
Receipts pursuant to Section 2.03,
4.03 or 4.04, and the surrender of
Receipts pursuant to Section 2.05 or
6.02, (6) a fee of $.02 or less per
American Depositary Share (or
portion thereof) for any cash
distribution made pursuant to the
Deposit Agreement including, but not
limited to, Sections 4.01 through 4.04
hereof, (7) a fee for the distribution of securities pursuant to Section 4.02, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause (7) treating all such securities as if they were Shares), but which securities are instead distributed by the Depositary to Owners, (8) a fee of $.02 or less per American Depositary
Share (or portion thereof) for
depositary services, which will accrue
on the last day of each calendar year
and which will be payable as provided
in clause (9) below; provided,
however, that no fee will be assessed
under this clause (8) to the extent a fee of $.02 was charged pursuant to clause
(6) above during that calendar year
and (9) any other charge payable by
the Depositary, any of the
Depositary's agents, including the
Custodian, or the agents of the
Depositary's agents in connection
with the servicing of Shares or other
Deposited Securities (which charge
shall be assessed against Owners as
of the date or dates set by the
Depositary in accordance with
Section 4.06 and shall be payable at
the sole discretion of the Depositary
by billing such Owners for such
charge or by deducting such charge
from one or more cash dividends or
other cash distributions).

            The Depositary,
subject to Section 2.09 hereof, may
own and deal in any class of securities
of the Company and its affiliates and
in Receipts.
 SECTION 5.10	Retention of
Depositary Documents.
            The Depositary is
authorized to destroy those
documents, records, bills and other
data compiled during the term of this
Deposit Agreement at the times
permitted by the laws or regulations
governing the Depositary unless the
Company requests that such papers be
retained for a longer period or turned
over to the Company or to a successor
depositary.
 SECTION 5.11	Exclusivity.
            The Company agrees
not to appoint any other depositary for
issuance of American Depositary
Receipts so long as The Bank of New
York is acting as Depositary
hereunder.
 SECTION 5.12	List of Restricted
Securities Owners.
            From time to time, the
Company shall provide to the
Depositary a list setting forth, to the
actual knowledge of the Company,
those persons or entities who
beneficially own Restricted Securities
and the Company shall update that list
on a regular basis.  The Company
agrees to advise in writing each of the
persons or entities so listed that such
Restricted Securities are ineligible for
deposit hereunder.  The Depositary
may rely on such a list or update but
shall not be liable for any action or
omission made in reliance thereon.
ARTICLE 6.
AMENDMENT AND
TERMINATION.
 SECTION 6.01	Amendment.
            The form of the
Receipts and any provisions of this
Deposit Agreement may at any time
and from time to time be amended by
agreement between the Company and
the Depositary without the consent of
Owners or holders of Receipts in any
respect which they may deem
necessary or desirable.  Any
amendment which shall impose or
increase any fees or charges (other
than taxes and other governmental
charges, registration fees, cable, telex
or facsimile transmission costs,
delivery costs or other such expenses),
or which shall otherwise prejudice any
substantial existing right of Owners,
shall, however, not become effective
as to outstanding Receipts until the
expiration of thirty days after notice of
such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner at the time
any amendment so becomes effective
shall be deemed, by continuing to hold
such Receipt, to consent and agree to
such amendment and to be bound by
the Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor the
Deposited Securities represented
thereby, except in order to comply
with mandatory provisions of
applicable law.
 SECTION 6.02	Termination.
            The Depositary shall at
any time at the direction of the
Company terminate this Deposit
Agreement by mailing notice of such
termination to the Owners of all
Receipts then outstanding at least 60
days prior to the date fixed in such
notice for such termination.  The
Depositary may likewise terminate
this Deposit Agreement by mailing
notice of such termination to the
Company and the Owners of all
Receipts then outstanding at least 30
days prior to the date fixed in such
notice for such termination, if at any
time 30 days shall have expired after
the Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in Section
5.04.  On and after the date of
termination, the Owner of a Receipt
will, upon (a) surrender of such
Receipt at the Corporate Trust Office
of the Depositary, (b) payment of the
fee of the Depositary for the surrender
of Receipts referred to in Section 2.05,
and (c) payment of any applicable
taxes or governmental charges, be
entitled to delivery, to him or upon his
order, of the amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall discontinue
the registration of transfers of
Receipts, shall suspend the
distribution of dividends to the
Owners thereof and shall not give any
further notices or perform any further
acts under this Deposit Agreement,
except that the Depositary shall
continue to collect dividends and other
distributions pertaining to Deposited
Securities, shall sell rights and other
property as provided in this Deposit
Agreement, and shall continue to
deliver Deposited Securities, together
with any dividends or other
distributions received with respect
thereto and the net proceeds of the
sale of any rights or other property, in
exchange for Receipts surrendered to
the Depositary (after deducting, in
each case, the fee of the Depositary
for the surrender of a Receipt, any
expenses for the account of the Owner
of such Receipt in accordance with the
terms and conditions of this Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of four
months from the date of termination,
the Depositary may sell the Deposited
Securities then held hereunder and
may thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
hereunder, unsegregated and without
liability for interest, for the pro rata
benefit of the Owners of Receipts
which have not theretofore been
surrendered, such Owners thereupon
becoming general creditors of the
Depositary with respect to such net
proceeds.  After making such sale, the
Depositary shall be discharged from
all obligations under this Deposit
Agreement, except to account for such
net proceeds and other cash (after
deducting, in each case, the fee of the
Depositary for the surrender of a
Receipt, any expenses for the account
of the Owner of such Receipt in
accordance with the terms and
conditions of this Deposit Agreement,
and any applicable taxes or
governmental charges).  Upon the
termination of this Deposit
Agreement, the Company shall be
discharged from all obligations under
this Deposit Agreement except for its
obligations to the Depositary under
Sections 5.08 and 5.09 hereof.
ARTICLE 7.
MISCELLANEOUS.
 SECTION 7.01	Counterparts.
            This Deposit
Agreement may be executed in any
number of counterparts, each of which
shall be deemed an original and all of
such counterparts shall constitute one
and the same instrument.  Copies of
this Deposit Agreement shall be filed
with the Depositary and the
Custodians and shall be open to
inspection by any Owner or holder of
a Receipt during business hours.
 SECTION 7.02	No Third Party
Beneficiaries.
            This Deposit
Agreement is for the exclusive benefit
of the parties hereto and shall not be
deemed to give any legal or equitable
right, remedy or claim whatsoever to
any other person.
 SECTION 7.03	Severability.
            In case any one or
more of the provisions contained in
this Deposit Agreement or in the
Receipts should be or become invalid,
illegal or unenforceable in any respect,
the validity, legality and enforceability
of the remaining provisions contained
herein or therein shall in no way be
affected, prejudiced or disturbed
thereby.
 SECTION 7.04	Owners and
Holders as Parties; Binding Effect.
            The Owners and
holders of Receipts from time to time
shall be parties to this Deposit
Agreement and shall be bound by all
of the terms and conditions hereof and
of the Receipts by acceptance thereof.
 SECTION 7.05	Notices.
            Any and all notices to
be given to the Company shall be
deemed to have been duly given if
personally delivered or sent by mail or
cable, telex or facsimile transmission
confirmed by letter, addressed to the
Company Secretary, Pharmaxis Ltd.,
Unit 2, 10 Rodborough Road,
Frenchs, NSW 2086 Australia, or any
other place to which the Company
may have transferred its principal
office.

            Any and all notices to
be given to the Depositary shall be
deemed to have been duly given if in
English and personally delivered or
sent by mail or cable, telex or
facsimile transmission confirmed by
letter, addressed to The Bank of New
York, 101 Barclay Street, New York,
New York 10286, Attention:
American Depositary Receipt
Administration, or any other place to
which the Depositary may have
transferred its Corporate Trust Office.

            Any and all notices to
be given to any Owner shall be
deemed to have been duly given if
personally delivered or sent by mail or
cable, telex or facsimile transmission
confirmed by letter, addressed to such
Owner at the address of such Owner
as it appears on the transfer books for
Receipts of the Depositary, or, if such
Owner shall have filed with the
Depositary a written request that
notices intended for such Owner be
mailed to some other address, at the
address designated in such request.

            Delivery of a notice
sent by mail or cable, telex or
facsimile transmission shall be
deemed to be effected at the time
when a duly addressed letter
containing the same (or a confirmation
thereof in the case of a cable, telex or
facsimile transmission) is deposited,
postage prepaid, in a post-office letter
box.  The Depositary or the Company
may, however, act upon any cable,
telex or facsimile transmission
received by it, notwithstanding that
such cable, telex or facsimile
transmission shall not subsequently be
confirmed by letter as aforesaid.
SECTION 7.06	Submission to
Jurisdiction;
Appointment of
Agent for Service
of Process.
The Company hereby (i) irrevocably
designates and appoints CT
Corporation System, 111 8th Avenue,
New York, N.Y. 10011, in the State of
New York, as the Company's
authorized agent upon which process
may be served in any suit or
proceeding arising out of or relating to
the Shares or Deposited Securities, the
American Depositary Shares, the
Receipts or this Deposit Agreement,
(ii) consents and submits to the
jurisdiction of any state or federal
court in the State of New York in
which any such suit or proceeding
may be instituted, and (iii) agrees that
service of process upon said
authorized agent shall be deemed in
every respect effective service of
process upon the Company in any
such suit or proceeding.  The
Company agrees to deliver, upon the
execution and delivery of this Deposit
Agreement, a written acceptance by
such agent of its appointment as such
agent.  The Company further agrees to
take any and all action, including the
filing of any and all such documents
and instruments, as may be necessary
to continue such designation and
appointment in full force and effect
for so long as any American
Depositary Shares or Receipts remain
outstanding or this Deposit Agreement
remains in force.  In the event the
Company fails to continue such
designation and appointment in full
force and effect, the Company hereby
waives personal service of process
upon it and consents that any such
service of process may be made by
certified or registered mail, return
receipt requested, directed to the
Company at its address last specified
for notices hereunder, and service so
made shall be deemed completed five
(5) days after the same shall have been
so mailed.
 SECTION 7.07	Waiver of
Immunities.
            To the extent that the
Company or any of its properties,
assets or revenues may have or may
hereafter become entitled to, or have
attributed to it, any right of immunity,
on the grounds of sovereignty or
otherwise, from any legal action, suit
or proceeding, from the giving of any
relief in any respect thereof, from
setoff or counterclaim, from the
jurisdiction of any court, from service
of process, from attachment upon or
prior to judgment, from attachment in
aid of execution or judgment, or from
execution of judgment, or other legal
process or proceeding for the giving of
any relief or for the enforcement of
any judgment, in any jurisdiction in
which proceedings may at any time be
commenced, with respect to its
obligations, liabilities or any other
matter under or arising out of or in
connection with the Shares or
Deposited Securities, the American
Depositary Shares, the Receipts or this
Agreement, the Company, to the
fullest extent permitted by law, hereby
irrevocably and unconditionally
waives, and agrees not to plead or
claim, any such immunity and
consents to such relief and
enforcement.
 SECTION 7.08	Governing Law.
            This Deposit
Agreement and the Receipts shall be
interpreted and all rights hereunder
and thereunder and provisions hereof
and thereof shall be governed by the
laws of the State of New York, except
with respect to its authorization and
execution by the Company, which
shall be governed by the laws of the
Commonwealth of Australia.



            IN WITNESS
WHEREOF, PHARMAXIS LTD. and
THE BANK OF NEW YORK have
duly executed this Deposit Agreement
as of the day and year first set forth
above and all Owners shall become
parties hereto upon acceptance by
them of Receipts issued in accordance
with the terms hereof.




PHARMAXIS LTD.
            By:
__________________________
Name:
Title:
            THE BANK OF NEW
YORK,
as Depositary
            By:
__________________________
            Name: Andrew J.
Zelter
            Title:   Managing
Director



Exhibit A to Deposit Agreement
No.
	________________________
___
            AMERICAN
DEPOSITARY SHARES
            (Each American
Depositary Share represents 15
deposited Shares)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES
WITHOUT PAR VALUE OF
PHARMAXIS LTD.
(INCORPORATED UNDER THE
LAWS OF THE
COMMONWEALTH OF
AUSTRALIA)

The Bank of New York as depositary
(hereinafter called the "Depositary"),
hereby certifies that
______________________, or
registered assigns IS THE OWNER
OF
______________________________
_

AMERICAN DEPOSITARY
SHARES

representing deposited ordinary shares
(herein called "Shares") of Pharmaxis
Ltd., incorporated under the laws of
the Commonwealth of Australia
(herein called the "Company").  At the
date hereof, each American
Depositary Share represents fifteen
Shares which are either deposited or
subject to deposit under the deposit
agreement at the principal Australia
office of HongKong Bank of Australia
Ltd., the principal Melbourne,
Victoria, Australia office of National
Australia Bank Limited and the
principal Melbourne, Victoria,
Australia office of Australia and New
Zealand Banking Group Limited
(herein collectively called the
"Custodian").  The Depositary's
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is located at One Wall Street, New York, N.Y.
10286.

THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1 THE DEPOSIT
AGREEMENT.
      This American Depositary
Receipt is one of an issue (herein
called "Receipts"), all issued and to be issued upon the terms and conditions set forth in the deposit agreement, dated as of November 12, 2004, (herein called the "Deposit
Agreement"), by and among the
Company, the Depositary, and all
Owners and holders from time to time
of Receipts issued thereunder, each of
whom by accepting a Receipt agrees
to become a party thereto and become
bound by all the terms and conditions
thereof.  The Deposit Agreement sets
forth the rights of Owners and holders
of the Receipts and the rights and
duties of the Depositary in respect of
the Shares deposited thereunder and
any and all other securities, property
and cash from time to time received in
respect of such Shares and held
thereunder (such Shares, securities,
property, and cash are herein called
"Deposited Securities").  Copies of the
Deposit Agreement are on file at the
Depositary's Corporate Trust Office in
New York City and at the office of the
Custodian.

	The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of the
Deposit Agreement and are qualified
by and subject to the detailed
provisions of the Deposit Agreement,
to which reference is hereby made.
Capitalized terms not defined herein
shall have the meanings set forth in
the Deposit Agreement.

2 SURRENDER OF
RECEIPTS AND
WITHDRAWAL
OF SHARES.
	Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement, the Owner hereof
is entitled to delivery, to him or upon
his order, of the Deposited Securities
at the time represented by the
American Depositary Shares for
which this Receipt is issued.  Delivery
of such Deposited Securities may be
made (a) by the electronic transfer
thereof of Shares through the facilities of CHESS or otherwise or the delivery of documents of title or other instruments evidencing title, as may be required under the Company's
Constitution or applicable law or
regulation in the name of the Owner
hereof or as ordered by him and (b) by
the delivery of any other securities,
property and cash to which such
Owner is then entitled in respect of
this Receipt.  Such delivery will be
made at the option of the Owner
hereof, either at the office of the
Custodian or at the Corporate Trust
Office of the Depositary or at such
other place as may be designated by
such Owner, provided that the
forwarding of certificates for Shares or other Deposited Securities for such delivery at the Corporate Trust Office of the Depositary shall be at the risk and expense of the Owner hereof.
Notwithstanding any other provision
of the Deposit Agreement or this
Receipt, the surrender of outstanding
Receipts and withdrawal of Deposited
Securities may not be suspended
subject only to (i) temporary delays
caused by closing the transfer books
of the Depositary or the Company or
the deposit of Shares in connection
with voting at a shareholders'
meeting, or the payment of dividends,
(ii) the payment of fees, taxes and
similar charges, and (iii) compliance
with any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities.


3 TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS
OF RECEIPTS.
	The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney, upon
surrender of this Receipt properly
endorsed for transfer or accompanied
by proper instruments of transfer and
funds sufficient to pay any applicable
transfer taxes and the expenses of the
Depositary and upon compliance with
such regulations, if any, as the
Depositary may establish for such
purpose.  This Receipt may be split
into other such Receipts, or may be
combined with other such Receipts
into one Receipt, evidencing the same
aggregate number of American
Depositary Shares as the Receipt or
Receipts surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the depositor of
the Shares or the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as provided in this Receipt, may require
(a) the production of proof satisfactory to it as to the identity and genuineness of any signature, (b) compliance with any laws or regulations, relating to depositary receipts in general or to the withdrawal or sale of Deposited
Securities, (c) delivery of such
certificates as the Company may from
time to time specify in writing to the
Depositary to assure compliance with
the Securities Act of 1933 and the
rules and regulations thereunder and
(d) compliance with such reasonable
procedures, if any, as the Depositary
may establish consistent with the
provisions of the Deposit Agreement
or this Receipt, including, without
limitation, this Article 3.

	The delivery of Receipts
against deposits of Shares generally or
against deposits of particular Shares
may be suspended, or the transfer of
Receipts in particular instances may
be refused, or the registration of
transfer of outstanding Receipts
generally may be suspended, during
any period when the transfer books of
the Depositary are closed, or if any
such action is deemed necessary or
advisable by the Depositary or the
Company at any time or from time to
time because of any requirement of
law or of any government or
governmental body or commission, or
under any provision of the Deposit
Agreement or this Receipt, or for any
other reason, subject to the provisions
of the following sentence.
Notwithstanding anything to the
contrary in the Deposit Agreement or
this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended subject only to (i)
temporary delays caused by closing
the transfer books of the Depositary or
the Company or the deposit of Shares
in connection with voting at a
shareholders' meeting, or the payment
of dividends, (ii) the payment of fees,
taxes and similar charges, and (iii)
compliance with any U.S. or foreign
laws or governmental regulations
relating to the Receipts or to the
withdrawal of the Deposited
Securities.  Without limitation of the
foregoing, the Depositary shall not
knowingly accept for deposit under
the Deposit Agreement any Shares the
resale of which is required to be
registered under the provisions of the
Securities Act of 1933, unless a
registration statement is in effect as to such Shares.

4 LIABILITY OF OWNER
FOR TAXES.
	If any tax or other
governmental charge shall become
payable with respect to any Receipt,
any American Depositary Share or
any Deposited Securities represented
by any American Depositary Share
evidenced hereby, such tax or other
governmental charge shall be payable
by the Owner hereof to the
Depositary.  The Depositary may
refuse to effect any transfer of such
Receipt (or any split-up or
combination thereof) or any transfer
of this Receipt or any withdrawal of
Deposited Securities represented by
American Depositary Shares
evidenced by such Receipt until such
payment is made, and may withhold
any dividends or other distributions, or may sell for the account of the Owner hereof any part or all of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner hereof shall remain liable for
any deficiency.

5 WARRANTIES ON
DEPOSIT OF
SHARES.
	Every person depositing
Shares under the Deposit Agreement
shall be deemed thereby to represent
and warrant that such Shares and
proper evidence of title therefor are
validly issued, fully paid,
nonassessable, and free of any
pre-emptive rights of the holders of
outstanding Shares and that the person
making such deposit is duly
authorized so to do. Every such person
shall also be deemed to represent that
the deposit of such Shares and the sale
of Receipts evidencing American
Depositary Shares representing such
Shares by that person are not restricted under the Securities Act of 1933.
Such representations and warranties
shall survive the deposit of Shares and
issuance or cancellation of Receipts.

6 FILING PROOFS,
CERTIFICATES,
AND OTHER
INFORMATION.
	Any person presenting Shares
for deposit or any Owner or holder of
a Receipt may be required from time
to time to file with the Depositary or
the Custodian such proof of
citizenship or residence, exchange
control approval, evidence of the
number of Shares beneficially owned
or any other matters necessary or
appropriate to evidence compliance
with the Corporations Law of
Australia, the Foreign Acquisitions
and Takeovers Act 1975, the
Constitution of the Company and
exchange control regulations, as
indicated to the Depositary by the
Company, or such information
relating to the registration on the
books of the Company or the Foreign
Registrar, if applicable, to execute
such certificates and to make such
representations and warranties, as the
Depositary may deem necessary or
proper. The Depositary may withhold
the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made. No Share shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by any governmental body in the
Commonwealth of Australia, if any,
which is then performing the function
of the regulation of currency
exchange.

7 CHARGES OF
DEPOSITARY.
	The Company agrees to pay
the fees, reasonable expenses and out-
of-pocket charges of the Depositary
and those of any Registrar only in
accordance with agreements in writing
entered into between the Depositary
and the Company from time to time.
The Depositary shall present its
statement for such charges and
expenses to the Company at least once
every three months.  The charges and
expenses of the Custodian are for the
sole account of the Depositary.

	The following charges shall be
incurred by any party depositing or
withdrawing Shares or by any party
surrendering Receipts or to whom
Receipts are issued (including,
without limitation, issuance pursuant
to a stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities or a
distribution of Receipts pursuant to
Section 4.03 of the Deposit
Agreement), or by Owners, as
applicable: (1) taxes and other
governmental charges, (2) such
registration fees as may from time to
time be in effect for the registration of transfers of Shares generally on the Share register of the Company or Foreign Registrar and applicable to transfers of Shares to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement,
(4) such expenses as are incurred by
the Depositary in the conversion of
foreign currency pursuant to Section
4.05 of the Deposit Agreement, (5) a
fee of $5.00 or less per 100 American
Depositary Shares (or portion thereof)
for the execution and delivery of
Receipts pursuant to Section 2.03,
4.03 or 4.04 of the Deposit
Agreement, and the surrender of
Receipts pursuant to Section 2.05 or
6.02 of the Deposit Agreement, (6) a
fee of $.02 or less per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to the Deposit Agreement
including, but not limited to Sections
4.01 through 4.04 thereof, (7) a fee for the distribution of securities pursuant to Section 4.02 of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such securities
(for purposes of this clause (7) treating all such securities as if they were Shares), but which securities are instead distributed by the Depositary to Owners, (8) a fee of $.02 or less per American Depositary Share (or portion thereof) for depositary services, which will accrue on the last day of each calendar year and which will be payable as provided in clause (9) below; provided, however, that no fee will be assessed under this clause (8) to the extent a fee of $.02 was charged pursuant to clause
(6) above during that calendar year
and (9) any other charge payable by
the Depositary, any of the
Depositary's agents, including the
Custodian, or the agents of the
Depositary's agents in connection
with the servicing of Shares or other
Deposited Securities (which charge
shall be assessed against Owners as
of the date or dates set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be payable at
the sole discretion of the Depositary
by billing such Owners for such
charge or by deducting such charge
from one or more cash dividends or
other cash distributions).

	The Depositary, subject to
Article (8) hereof, may own and deal
in any class of securities of the
Company and its affiliates and in
Receipts.

8 PRE-RELEASE OF
RECEIPTS.
	Notwithstanding Section 2.03
of the Deposit Agreement, the
Depositary may execute and deliver
Receipts prior to the receipt of Shares
pursuant to Section 2.02 of the
Deposit Agreement (a "Pre-Release").
 The Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon the
receipt and cancellation of Receipts
which have been Pre-Released,
whether or not such cancellation is
prior to the termination of such Pre-
Release or the Depositary knows that
such Receipt has been Pre-Released.
The Depositary may receive Receipts
in lieu of Shares in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation from the person
to whom Receipts or Shares are to be
delivered that such person, or its
customer, owns the Shares or Receipts
to be remitted, as the case may be, (b)
at all times fully collateralized with
cash or such other collateral as the
Depositary deems appropriate, (c)
terminable by the Depositary on not
more than five (5) business days
notice, and (d) subject to such further
indemnities and credit regulations as
the Depositary deems appropriate.
The number of American Depositary
Shares which are outstanding at any
time as a result of Pre-Releases will
not normally exceed thirty percent
(30%) of the Shares deposited under
the Deposit Agreement; provided,
however, that the Depositary reserves
the right to change or disregard such
limit from time to time as it deems
appropriate.

	The Depositary may retain for
its own account any compensation
received by it in connection with the
foregoing.

9 TITLE TO RECEIPTS.
	It is a condition of this Receipt
and every successive Owner and
holder of this Receipt by accepting or
holding the same consents and agrees,
that title to this Receipt when properly endorsed or accompanied by proper instruments of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of New York;
provided, however, that until a
Receipt shall have been transferred on
the books of the Depositary as
provided in Section 2.04 of the
Deposit Agreement, the Company and
the Depositary, notwithstanding any
notice to the contrary, may treat the
person in whose name this Receipt is
registered on the books of the
Depositary as the absolute Owner
hereof for the purpose of determining
the person entitled to distribution of
dividends or other distributions or to
any notice provided for in the Deposit
Agreement or for all other purposes,
and neither the Depositary nor the
Company shall have any obligation or
be subject to any liability under the
Deposit Agreement to any holder of a
Receipt unless such holder is the
Owner thereof.

10 VALIDITY OF
RECEIPT.
	This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless this
Receipt shall have been executed by
the Depositary by the manual
signature of a duly authorized
signatory of the Depositary; provided,
however, that such signature may be a
facsimile if a Registrar for the
Receipts shall have been appointed
and such Receipts are countersigned
by the manual signature of a duly
authorized officer of the Registrar.

11 REPORTS;
INSPECTION OF
TRANSFER
BOOKS.
	The Company currently
furnishes the Securities and Exchange
Commission (hereinafter called the
"Commission") with certain public
reports and documents required by
foreign law or otherwise under Rule
12g3-2(b) under the Securities
Exchange Act of 1934.  Such reports
and communications will be available
for inspection and copying at the
public reference facilities maintained
by the Commission located at 450
Fifth Street, N.W., Washington, D.C.
20549.

	The Depositary will make
available for inspection by Owners of
Receipts at its Corporate Trust Office
any reports and communications,
including any proxy soliciting
material, received from the Company
which are both (a) received by the
Depositary as the holder of the
Deposited Securities and (b) made
generally available to the holders of
such Deposited Securities by the
Company.  The Depositary will also,
upon written request, send to Owners
of Receipts copies of such reports
when furnished by the Company
pursuant to the Deposit Agreement.

	The Depositary will keep
books, at its Corporate Trust Office,
for the registration of Receipts and
transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of Receipts
provided that such inspection shall not
be for the purpose of communicating
with Owners of Receipts in the
interest of a business or object other
than the business of the Company or a
matter related to the Deposit
Agreement or the Receipts.

12 DIVIDENDS AND
DISTRIBUTIONS.
	Whenever the Depositary
receives any cash dividend or other
cash distribution on any Deposited
Securities, the Depositary shall, if at
the time of receipt thereof any
amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
Dollars transferable to the United
States, and subject to the Deposit
Agreement, convert such dividend or
distribution into dollars and will
distribute the amount thus received
(net of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the Deposit
Agreement, if applicable) to the
Owners of Receipts entitled thereto;
provided, however, that in the event
that the Company or the Depositary is
required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Securities an amount
on account of taxes, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.

	Subject to the provisions of
Section 4.11 and Section 5.09 of the
Deposit Agreement, whenever the
Depositary receives any distribution
other than a distribution described in
Sections 4.01, 4.03 or 4.04 of the
Deposit Agreement, the Depositary
will cause the securities or property
received by it to be distributed to the
Owners entitled thereto in any manner
that the Depositary may deem
equitable and practicable for
accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners of
Receipts entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement) shall be distributed by the
Depositary to the Owners of Receipts
entitled thereto, all in the manner and
subject to the conditions described in
Section 4.01 of the Deposit
Agreement.

      If any distribution consists of a
dividend in, or free distribution of,
Shares, the Depositary may distribute
to the Owners of outstanding Receipts
entitled thereto, additional Receipts
evidencing an aggregate number of
American Depositary Shares
representing the amount of Shares
received as such dividend or free
distribution, subject to the terms and
conditions of the Deposit Agreement
with respect to the deposit of Shares
and the issuance of American
Depositary Shares evidenced by
Receipts, including the withholding of
any tax or other governmental charge
as provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the Deposit
Agreement.  The Depositary may
withhold any such distribution of
Receipts if it has not received
satisfactory assurances from the
Company that such distribution does
not require registration under the
Securities Act of 1933 or is exempt
from registration under the provisions
of such Act.  In lieu of delivering
Receipts for fractional American
Depositary Shares in any such case,
the Depositary will sell the amount of
Shares represented by the aggregate of
such fractions and distribute the net
proceeds, all in the manner and
subject to the conditions described in
Section 4.01 of the Deposit
Agreement.  If additional Receipts are
not so distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.

      In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges, and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners of Receipts entitled thereto.

13 RIGHTS.
	In the event that the Company
shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional
Shares or any rights of any other
nature, the Depositary shall have
discretion as to the procedure to be
followed in making such rights
available to any Owners or in
disposing of such rights on behalf of
any Owners and making the net
proceeds available to such Owners or,
if by the terms of such rights offering
or, for any other reason, the
Depositary may not either make such
rights available to any Owners or
dispose of such rights and make the
net proceeds available to such
Owners, then the Depositary shall
allow the rights to lapse. If at the time of the offering of any rights the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other
Owners, the Depositary may distribute
to any Owner to whom it determines
the distribution to be lawful and
feasible, in proportion to the number
of American Depositary Shares held
by such Owner, warrants or other
instruments therefor in such form as it
deems appropriate.

	In circumstances in which
rights would otherwise not be
distributed, if an Owner of Receipts
requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American
Depositary Shares of such Owner
under the Deposit Agreement, the
Depositary will make such rights
available to such Owner upon written
notice from the Company to the
Depositary that (a) the Company has
elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

	If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment by
such Owner to the Depositary for the
account of such Owner of an amount
equal to the purchase price of the
Shares to be received upon the
exercise of the rights, and upon
payment of the fees and expenses of
the Depositary and any other charges
as set forth in such warrants or other
instruments, the Depositary shall, on
behalf of such Owner, exercise the
rights and purchase the Shares, and
the Company shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall, pursuant to
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In the case
of a distribution pursuant to the
second paragraph of this Article 13,
such Receipts shall be legended in
accordance with applicable U.S. laws,
and shall be subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer under such
laws.

	If the Depositary determines in
its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it may sell the rights, warrants or other instruments in proportion to the number of American
Depositary Shares held by the Owners
to whom it has determined it may not
lawfully or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the fees
and expenses of the Depositary as
provided in Section 5.09 of the
Deposit Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without regard
to any distinctions among such
Owners because of exchange
restrictions or the date of delivery of
any Receipt or otherwise.

	The Depositary will not offer
rights to Owners unless both the rights
and the securities to which such rights
relate are either exempt from
registration under the Securities Act of 1933 with respect to a distribution to all Owners or are registered under the provisions of such Act; provided, that nothing in the Deposit Agreement shall create, any obligation on the part of the Company to file a registration statement under the Securities Act of 1933 with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective or otherwise to register such rights or securities under any other applicable laws for any purpose. If an Owner of Receipts requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the
Depositary shall not effect such
distribution unless it has received an
opinion from recognized counsel in
the United States for the Company
upon which the Depositary may rely
that such distribution to such Owner is
exempt from such registration.

      The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights available
to Owners in general or any Owner in
particular.

14 CONVERSION OF
FOREIGN
CURRENCY.
	Whenever the Depositary or
the Custodian shall receive foreign
currency, by way of dividends or other
distributions or the net proceeds from
the sale of securities, property or
rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the
United States, the Depositary shall
convert or cause to be converted, by
sale or in any other manner that it may
determine, such foreign currency into
Dollars, and such Dollars shall be
distributed to the Owners entitled
thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation. Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09 of the Deposit Agreement.

	If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may deem desirable.

	If at any time the Depositary
shall determine that in its judgment
any foreign currency received by the
Depositary or the Custodian is not
convertible on a reasonable basis into
Dollars transferable to the United
States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the
Depositary may distribute the foreign
currency (or an appropriate document
evidencing the right to receive such
foreign currency) received by the
Depositary to, or in its discretion may
hold such foreign currency uninvested
and without liability for interest
thereon for the respective accounts of,
the Owners entitled to receive the
same.

	If any such conversion of
foreign currency, in whole or in part,
cannot be effected for distribution to
some of the Owners entitled thereto,
the Depositary may in its discretion
make such conversion and distribution
in Dollars to the extent permissible to
the Owners entitled thereto and may
distribute the balance of the foreign
currency received by the Depositary
to, or hold such balance uninvested
and without liability for interest
thereon for the respective accounts of,
the Owners entitled thereto.

15 RECORD DATES.
	Whenever any cash dividend
or other cash distribution shall become
payable or any distribution other than
cash shall be made, or whenever rights
shall be issued with respect to the
Deposited Securities, or whenever the
Depositary shall receive notice of any
meeting of holders of Shares or other
Deposited Securities, or whenever for
any reason the Depositary causes a
change in the number of Shares that
are represented by each American
Depositary Share, or whenever the
Depositary shall find it necessary or
convenient, the Depositary shall fix a
record date (a) for the determination
of the Owners of Receipts who shall
be (i) entitled to receive such
dividend, distribution or rights or the
net proceeds of the sale thereof, (ii)
entitled to give instructions for the
exercise of voting rights at any such
meeting or (iii) responsible for any fee assessed by the Depositary pursuant to the Deposit Agreement, or (b) on or after which each American Depositary
Share will represent the changed
number of Shares, subject to the
provisions of the Deposit Agreement.

16 VOTING OF
DEPOSITED
SECURITIES.
	Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to the
Owners a notice, the form of which
notice shall be in the sole discretion of the Depositary, which shall contain (a) such information as is contained in such notice of meeting received by the Depositary from the Company, and
(b) a statement that the Owners as of
the close of business on a specified
record date will be entitled, subject to any applicable provision of Australian law and of the Constitution of the Company and any other provisions governing Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American
Depositary Shares and (c) a statement
as to the manner in which such
instructions may be given.  Upon the
written request of an Owner of a
Receipt on such record date, received
on or before the date established by
the Depositary for such purpose, the
Depositary shall endeavor insofar as
practicable to vote or cause to be
voted the amount of Shares or other
Deposited Securities represented by
the American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.  The Depositary
shall not vote or attempt to exercise
the right to vote that attaches to the
Shares or other Deposited Securities,
other than in accordance with such
instructions.

	There can be no assurance that
Owners generally or any Owner in
particular will receive the notice
described in the preceding paragraph
sufficiently prior to the Instruction
Date to ensure that the Depositary will
vote the Shares or Deposited
Securities in accordance with the
provisions set forth in the preceding
paragraph.

17 CHANGES
AFFECTING
DEPOSITED
SECURITIES.
	Upon any change in nominal
value, change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, or upon the
redemption or cancellation by the
Company of the Deposited Securities,
any securities, cash or property which
shall be received by the Depositary or
a Custodian in exchange for, in
conversion of, in lieu of or in respect
of Deposited Securities shall be
treated as new Deposited Securities
under the Deposit Agreement, and
American Depositary Shares shall
thenceforth represent, in addition to
the existing Deposited Securities, the
right to receive the new Deposited
Securities so received, unless
additional Receipts are delivered
pursuant to the following sentence.  In
any such case the Depositary may
execute and deliver additional
Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited
Securities.

18 LIABILITY OF THE
COMPANY AND
DEPOSITARY.
	Neither the Depositary nor the
Company nor any of their respective
directors, officers, employees, agents
or affiliates shall incur any liability to any Owner or holder or beneficial owner of any Receipt, (i) if by reason of any provision of any present or future law or regulation of the United
States, the Commonwealth of
Australia or any other country, or of
any other governmental or regulatory
authority or stock exchange or
automated quotation system
(including, without limitation, the
NASDAQ National Market), or by
reason of any provision, present or
future, of the Constitution of the
Company, or by reason of any
provision of any securities issued or
distributed by the Company, or any
offering or distribution thereof, or by
reason of any act of God or war or
terrorism or other circumstances
beyond its control, the Depositary or
the Company (or any of their
respective directors, officers,
employees, agents or affiliates) shall
be prevented, delayed or forbidden
from or be subject to any civil or
criminal penalty on account of doing
or performing any act or thing which
by the terms of the Deposit Agreement
it is provided shall be done or
performed, (ii) by reason of any
non-performance or delay, caused as
aforesaid, in the performance of any
act or thing which by the terms of the
Deposit Agreement it is provided shall
or may be done or performed, (iii) by
reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement, (iv) for the inability of any Owner or holder or beneficial owner to benefit from any distribution, offering, right or other benefit which is made available to holders of Deposited Securities but is not, under the terms of the Deposit
Agreement, made available to Owners
or holders or beneficial owners, or (v)
for any special, consequential or
punitive damages for any breach of
the terms of the Deposit Agreement.
Where, by the terms of a distribution
pursuant to Sections 4.01, 4.02, or
4.03 of the Deposit Agreement, or an
offering or distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution or
offering may not be made available to
Owners of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and shall allow any rights, if applicable, to lapse. Neither the Company nor the Depositary nor any of their respective directors, officers, employees, agents and affiliates assume any obligation or shall be subject to any liability under the Deposit Agreement to Owners or holders or beneficial owners of
Receipts, except that they agree to
perform their obligations specifically
set forth in the Deposit Agreement
without negligence or bad faith.  The
Depositary shall not be subject to any
liability with respect to the validity or worth of the Deposited Securities.
Neither the Depositary nor the
Company nor any of their respective
directors, officers, employees, agents
or affiliates shall be under any
obligation to appear in, prosecute or
defend any action, suit, or other
proceeding in respect of any
Deposited Securities or in respect of
the Receipts, on behalf of any Owner
or holder or other person.  Neither the
Depositary nor the Company nor any
of their respective directors,
employees, officers, agents or
affiliates shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any
Owner or holder of a Receipt, or any
other person believed by it in good
faith to be competent to give such
advice or information.  The
Depositary shall not be responsible for
any failure to carry out any
instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote is cast
or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a successor
depositary whether in connection with
a previous act or omission of the
Depositary or in connection with a
matter arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out of which
such potential liability arises the
Depositary performed its obligations
without negligence or bad faith while
it acted as Depositary.  The Company
agrees to indemnify the Depositary, its
directors, officers, employees, agents
and affiliates and any Custodian
against, and hold each of them
harmless from, any liability or
expense (including, but not limited to,
the fees and expenses of counsel)
which may arise out of any
registration with the Commission of
Receipts, American Depositary Shares
or Deposited Securities or the offer or
sale thereof in the United States or out of acts performed or omitted, in accordance with the provisions of the Deposit Agreement and of the
Receipts, as the same may be
amended, modified, or supplemented
from time to time, (i) by either the
Depositary or a Custodian or their
respective directors, officers,
employees, agents and affiliates,
except for any liability or expense
arising out of the negligence or bad
faith of either of them, or (ii) by the
Company or any of its directors,
officers, employees, agents and
affiliates.  No disclaimer of liability
under the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement.

19 RESIGNATION AND
REMOVAL OF
THE
DEPOSITARY.
      The Depositary may at any
time resign as Depositary under the
Deposit Agreement by written notice
of its election so to do delivered to
the Company, such resignation to
take effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by 60 days
prior written notice of such removal,
to become effective upon the later of
(i) the 60th day after delivery of the
notice to the Depositary and (ii) the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may appoint a substitute or
additional custodian or custodians.

20 AMENDMENT.
	The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by
agreement between the Company and
the Depositary without the consent of
Owners or holders of Receipts in any
respect which they may deem
necessary or desirable.  Any
amendment which shall impose or
increase any fees or charges (other
than taxes and other governmental
charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners of Receipts, shall, however, not become effective as to outstanding Receipts until the expiration of thirty days after notice of such amendment shall have been given to the Owners of outstanding Receipts. Every Owner of a Receipt at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby except in order to comply with mandatory provisions of applicable law.

21 TERMINATION OF
DEPOSIT
AGREEMENT.
	The Depositary shall at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 60 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding at least 30 days prior to
the date fixed in such notice for such
termination, if at any time 30 days
shall have expired after the Depositary
shall have delivered to the Company a
written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in the
Deposit Agreement.  On and after the
date of termination, the Owner of a
Receipt, will upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b) payment
of the fee of the Depositary for the
surrender of Receipts referred to in
Section 2.05 of the Deposit
Agreement, and (c) payment of any
applicable taxes or governmental
charges be entitled to delivery, to him
or upon his order, of the amount of
Deposited Securities represented by
the American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall discontinue
the registration of transfers of
Receipts, shall suspend the
distribution of dividends to the
Owners thereof, and shall not give any
further notices or perform any further
acts under the Deposit Agreement,
except that the Depositary shall
continue to collect dividends and other
distributions pertaining to Deposited
Securities, shall sell rights and other
property as provided in the Deposit
Agreement, and shall continue to
deliver Deposited Securities, together
with any dividends or other
distributions received with respect
thereto and the net proceeds of the
sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of four
months from the date of termination,
the Depositary may sell the Deposited
Securities then held under the Deposit
Agreement and may thereafter hold
uninvested the net proceeds of any
such sale, together with any other cash
then held by it thereunder,
unsegregated and without liability for
interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such
Owners thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary shall
be discharged from all obligations
under the Deposit Agreement, except
to account for such net proceeds and
other cash (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  Upon the
termination of the Deposit Agreement,
the Company shall be discharged from
all obligations under the Deposit
Agreement except for its obligations
to the Depositary with respect to
indemnification, charges, and
expenses of the Deposit Agreement.


22 SUBMISSION TO
JURISDICTION;
WAIVER OF
IMMUNITIES.
      In the Deposit Agreement,
the Company has (i) appointed CT
Corporation System, 111 8th Avenue,
New York, N.Y. 10011, in the State
of New York as the Company's
authorized agent upon which process
may be served in any suit or
proceeding arising out of or relating
to the Shares or Deposited
Securities, the American Depositary
Shares, the Receipts or this
Agreement, (ii) consented and
submitted to the jurisdiction of any
state or federal court in the State of
New York in which any such suit or
proceeding may be instituted, and
(iii) agreed that service of process
upon said authorized agent shall be
deemed in every respect effective
service of process upon the
Company in any such suit or
proceeding.

      To the extent that the
Company or any of its properties,
assets or revenues may have or
hereafter become entitled to, or have
attributed to it, any right of
immunity, on the grounds of
sovereignty or otherwise, from any
legal action, suit or proceeding, from
the giving of any relief in any respect
thereof, from setoff or counterclaim,
from the jurisdiction of any court,
from service of process, from
attachment upon or prior to
judgment, from attachment in aid of
execution or judgment, or other legal
process or proceeding for the giving
of any relief or for the enforcement
of any judgment, in any jurisdiction
in which proceedings may at any
time be commenced, with respect to
its obligations, liabilities or any other matter under or arising out of or in connection with the Shares or
Deposited Securities, the American
Depositary Shares, the Receipts or
the Deposit Agreement, the
Company, to the fullest extent
permitted by law, hereby irrevocably
and unconditionally waives, and
agrees not to plead or claim, any
such immunity and consents to such
relief and enforcement.




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